Exhibit 10.6
GABELLI ENTERTAINMENT & TELECOMMUNICATIONS ACQUISITION CORP.
                          , 2008
GAMCO Investors, Inc.
140 Greenwich Avenue
Greenwich, Connecticut 06830
Gentlemen:
     This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Gabelli Entertainment & Telecommunications Acquisition Corp. (“Gabelli Entertainment”) and continuing until the earlier of the consummation by Gabelli Entertainment of a “Business Combination” or Gabelli Entertainment’s liquidation (in each case as described in Gabelli Entertainment’s IPO prospectus) (such earlier date hereinafter referred to as the “Termination Date”), GAMCO Investors, Inc. shall make available to Gabelli Entertainment certain administrative services as may be required by Gabelli Entertainment from time to time, situated at 140 Greenwich Avenue, Greenwich, Connecticut 06830 (or any successor location). In exchange therefor, Gabelli Entertainment shall pay GAMCO Investors, Inc. the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours, GABELLI ENTERTAINMENT & TELECOMMUNICATIONS ACQUISITION CORP.
By:
Name:
Title:

AGREED TO AND ACCEPTED BY: GAMCO INVESTORS, INC.
By:
Name:
Title: